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                                                                   Exhibit 10.18

                 SIXTH AMENDMENT TO SECOND AMENDED AND RESTATED
                           SYNDICATED CREDIT AGREEMENT

     THIS SIXTH AMENDMENT TO SECOND AMENDED AND RESTATED SYNDICATED CREDIT AGREEMENT (this "Amendment"), made as of the thirteenth day of December, 2004, among WINSTON HOTELS, INC., a North Carolina corporation (the "Company"), WINN LIMITED PARTNERSHIP, a North Carolina limited partnership (the "Partnership"), WACHOVIA BANK, NATIONAL ASSOCIATION, as Agent (the "Agent"), and the Banks listed on the signature pages hereof, as Lenders (the "Banks").

                                   WITNESSETH

     WHEREAS, the Company, the Partnership, the Banks, and the Agent are parties to that certain Second Amended and Restated Syndicated Credit Agreement, dated as of December 19, 2001 (being referred to as the "Original Credit Agreement") pursuant to which, inter alia, the Banks have agreed to make loans to the Company and the Partnership on the terms and conditions set forth therein;

     AND WHEREAS, the Company, the Partnership, the Banks and the Agent have previously amended the Original Credit Agreement through that certain First Amendment to Second Amended and Restated Syndicated Credit Agreement, dated May 28, 2002 (the "First Amendment"), by that certain Second Amendment to Second Amended and Restated Syndicated Credit Agreement dated June 28, 2002 (the "Second Amendment"), by that certain Third Amendment to Second Amended and Restated Syndicated Credit Agreement, dated November 1, 2002 (the "Third Amendment"), by that certain Fourth Amendment to Second Amended and Restated Syndicated Credit Agreement, dated June 30, 2003 (the "Fourth Amendment"), and by that certain Fifth Amendment to Second Amended and Restated Syndicated Credit Agreement, dated September 8, 2003 (the "Fifth Amendment") (the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment and the Original Credit Agreement are collectively referred to as the "Credit Agreement") (capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement);

     AND WHEREAS, the Company and the Partnership have requested that the Banks and the Agent agree to modify certain provisions of the Credit Agreement, and the Banks and the Agent have agreed to do so;

     AND WHEREAS, the Company, the Partnership, the Banks and the Agent therefore desire to enter into this Amendment, memorializing the terms and conditions of the amendments.


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     NOW, THEREFORE, in consideration of the foregoing premises, the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency whereof are hereby acknowledged, the parties hereby agree that the Credit Agreement is hereby amended as follows:

                                  A. AMENDMENT

     1. Amendment to Section 1.01. Section 1.01 of the Credit Agreement is hereby amended by deleting the definition of "Termination Date" and inserting the following in lieu thereof:

          "Termination Date" means March 31, 2005.


                            B. CONDITIONS PRECEDENT

     The effectiveness of this Amendment is conditioned upon the following conditions having been satisfied:

          (1) The Agent shall have received a duly executed original of this Amendment in form and substance satisfactory to the Banks in sufficient copies for each Bank.

          (2) All corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all other documents incident thereto or delivered in connection therewith shall be satisfactory in form and substance to each Bank.

                               C. REPRESENTATIONS

     The Borrower represents and warrants to the Agent and the Lenders that:

     (1) Authorization. The Borrower has the right and power, and has taken all necessary action to authorize it, to execute and deliver this Amendment and to perform its obligations hereunder and under the Credit Agreement, as amended by this Amendment, in accordance with their respective terms. This Amendment has been duly executed and delivered by a duly authorized officer of the Borrower and each of this Amendment and the Credit Agreement, as amended by this Amendment, is a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its respective terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors rights generally and (ii) the availability of equitable remedies may be limited by equitable principles of general applicability.


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     (2) Compliance with Laws, etc. The execution and delivery by the Borrower of this Amendment and the performance by the Borrower of this Amendment and the Credit Agreement, as amended by this Amendment, in accordance with their respective terms, do not and will not, by the passage of time, the giving of notice or otherwise: (i) require any Governmental Approval or violate any Applicable Law (including all Environmental Laws) relating to the Borrower or any other Loan Party; (ii) conflict with, result in a breach of or constitute a default under the organizational documents of the Borrower or any other Loan Party, or any indenture, agreement or other instrument to which the Borrower or any other Loan Party is a party or by which it or any of its respective properties may be bound; or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by the Borrower or any other Loan Party.

     (3) No Default. No Default or Event of Default has occurred and is continuing as of the date hereof or will exist immediately after giving effect to this Amendment.

     (4) Reaffirmation of Representations by Borrower. The Borrower hereby repeats and reaffirms all representations and warranties made by the Borrower to the Agent and the Lenders in the Credit Agreement and the other Loan Documents to which it is a party on and as of the date hereof with the same force and effect as if such representations and warranties were set forth in this Amendment in full.

     (5) Certain References. Each reference to the Credit Agreement in any of the Loan Documents shall be deemed to be a reference to the Credit Agreement as amended by this Amendment.

                                D. MISCELLANEOUS

     1. Nothing in this Amendment shall be construed to constitute a novation of the indebtedness evidenced by the Credit Agreement or any other indebtedness arising under the Loan Documents related thereto, or to release, satisfy, discharge or otherwise affect or impair in any manner whatsoever (i) the validity or enforceability of the indebtedness evidenced by the Credit Agreement; (ii) the charges, liens, pledges, security interests, assignments and conveyances affected by the Loan Documents or any other agreement securing the indebtedness evidenced by the Credit Agreement, or the priority thereof; (iii) the liability of the Company and the Partnership under the Credit Agreement and all other Loan Documents or any other person that may now or hereafter be liable under the Credit Agreement and the other Loan Documents or any agreement securing the same; and (iv) any other security or instrument now or hereafter held by the Agent or the Banks as security for or as evidence of any of the indebtedness evidenced by the Credit Agreement. Without limiting the foregoing, the Agent and the Banks hereby reserve any and all legal rights and remedies available to them at law, in equity, under the Credit Agreement and all other Loan Documents.


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     2. The Company and the Partnership shall pay all reasonable costs, expenses, taxes and fees incurred by the Agent and the Banks in connection with the negotiation, preparation, execution and delivery of this Amendment, and all other documents and certificates executed in connection herewith, including, without limitation, the disbursements and reasonable professional fees actually incurred of counsel to the Agent. To the extent that any such fees and expenses are subject to value added taxes, such taxes will be paid by the Company and the Partnership.

     3. The Company and the Partnership agree to protect, indemnify and save harmless the Agent and each Bank, and all directors, officers, employees and agents of the Agent and each Bank, from and against any and all (i) claims, demands and causes of action of any nature whatsoever brought by any person or entity not a party to this Amendment and arising from or related or incident to this Amendment or any other Loan Document, (ii) costs and expenses incident to the defense of such claims, demands and causes of action, including, without limitation, attorneys' fees, and (iii) liabilities, judgments, settlements, penalties and assessments arising from such claims, demands and causes of action, provided such claims, costs and liabilities are not the result of the gross negligence or willful misconduct of the Agent or such Bank. The indemnity contained in this Section shall survive the termination of the Credit Agreement, as amended hereby.

     4. Except as expressly set forth herein, this Amendment shall be deemed not to waive or modify any provision of the Credit Agreement, and all terms of the Credit Agreement, as amended hereby, shall be and shall remain in full force and effect and shall constitute legal, valid, binding and enforceable obligations of the Company and the Partnership to the Agent and the Banks. All references to the Credit Agreement shall hereinafter be references to the Credit Agreement as amended by this Amendment.

     5. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NORTH CAROLINA AND ALL APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

     6. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

     7. This Amendment shall be binding on, and shall inure to the benefit of, the successors and assigns of the parties hereto.

     8. In the event that any part of this Amendment shall be found to be illegal or in violation of public policy, or for any reason unenforceable at law, such finding shall not invalidate any other part thereof.

     9. TIME IS OF THE ESSENCE UNDER THIS AGREEMENT.


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     10. The parties agree that their signatures by telecopy or facsimile shall be effective and binding upon them as though executed in ink on paper but that the parties shall exchange original ink signatures promptly following any such delivery by telecopy or facsimile.

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     IN WITNESS WHEREOF, the Company, the Partnership, the Banks, and the Agent
have caused this Amendment to be executed under seal by their duly authorized officers the day and year first above written.

                                        WACHOVIA BANK, NATIONAL ASSOCIATION,
                                        as Agent and as a Bank


                                        By: /s/ David M. Blackman
                                            ------------------------------------
                                            Vice President


                                        BRANCH BANKING AND TRUST COMPANY,
                                        as a Bank


                                        By: /s/ Jack M. Frost
                                            ------------------------------------
                                            Senior Vice President

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                                        RBC CENTURA BANK,
                                        as a Bank


                                        By: /s/ Robert E. Hammersly, Jr.
                                            ------------------------------------
                                            Vice President


                                        SOUTHTRUST BANK,
                                        as a Bank


                                        By: /s/ R. Bryan Moore
                                            ------------------------------------
                                            Vice President

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                                        WINSTON HOTELS, INC.


                                        By: /s/ Brent V. West
                                            ------------------------------------
                                            Vice President


                                        WINN LIMITED PARTNERSHIP, a North
                                        Carolina limited partnership (SEAL)

                                        By: WINSTON HOTELS, INC.,
                                            General Partner


                                        By: /s/ Brent V. West
                                            ------------------------------------
                                            Vice President


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